Statement of Additional Information Supplement dated January 13, 2011
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y and Institutional Class shares, as applicable, of the Funds listed below:
Invesco High Yield Securities Fund
Invesco Van Kampen Core Plus Fixed Income Fund
Invesco Van Kampen Corporate Bond Fund
Invesco Van Kampen Government Securities Fund
Invesco Van Kampen High Yield Fund
Invesco Van Kampen Limited Duration Fund
The following information replaces in its entirety the information appearing under the heading “Portfolio Manager Fund Holdings and Information on Other Managed Accounts — Invesco Van Kampen Corporate Bond Fund” of the Statement of Additional Information. The following table reflects information as of August 31, 2010 (except as noted):

		Other Registered Mutual		Other Pooled Investment		Other Accounts
	Dollar	Funds Managed (assets in		Vehicles Managed (assets		Managed
	Range of	millions)		in millions)		(assets in millions)
	Investments	Number		Number		Number
“Portfolio	in Each	of		of		of
Manager	Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen Corporate Bond Fund
Chuck Burge	None	17	$14,848.5	6	$2,607.2	1	$6.4
John Craddock	None	11	$2,232.2	1	$761.5	None	None
Peter Ehret[2]	None	13	$2,846.8	None	None	None	None

1	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2	Mr. Ehret began serving as portfolio manager of Invesco Van Kampen Corporate Bond Fund on January 12, 2011. Information for Mr. Ehret has been provided as of December 31, 2010.”